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                                                                   EXHIBIT 10.33

                               LIMITED WAIVER AND
                          AMENDMENT TO LOAN DOCUMENTS

BORROWER:  MTI TECHNOLOGY CORPORATION

DATE:      AS OF MAY 31, 2001

       THIS LIMITED WAIVER AND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into by and among MTI TECHNOLOGY CORPORATION ("Borrower"), SILICON VALLEY BANK ("SVB") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") as co-lenders, and SVB, as Servicing Agent for the Lenders. (SVB and GE Capital are sometimes referred to herein, individually, as "Lender", and collectively, as the "Lenders".)

       Borrower, the Lenders, and Servicing Agent are parties to that certain Loan and Security Agreement, dated as of July 22, 1998 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and hereby agree to further amend the Loan Agreement, as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

       1. WAIVER OF DEFAULTS. Lenders, Servicing Agent, and Borrower agree that the Borrower's existing defaults under the Loan Agreement due to the Borrower's failure to comply with each of the following is hereby waived: (i) the Quick Ratio financial covenant set forth in Section 6.9 of the Loan Agreement as of the end of each fiscal month during the fiscal quarter ended April 7, 2001 and
(ii) the Maximum Net Loss financial covenant set forth in Section 6.13 of the Loan Agreement for the fourth fiscal quarter of its fiscal year 2001 (which fiscal quarter ended April 7, 2001). It is understood by the parties hereto, however, that such waivers do not constitute a waiver of any other provision or term of the Loan Agreement or any related document nor an agreement to waive in the future these covenants or any other provision or term of the Loan Agreement or any related document.

       2. MODIFICATION OF QUICK RATIO COVENANT. Lenders, Servicing Agent, and Borrower hereby agree that Section 6.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     6.9 QUICK RATIO. Borrower will maintain as of the last day of each fiscal month a ratio of Quick Assets to Current Liabilities of at least 0.70 to 1.00.

       3. MODIFICATION OF PROFITABILITY COVENANT. Lenders, Servicing Agent, and Borrower hereby agree that Section 6.12 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:


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                     6.12 PROFITABILITY. Borrower shall have a net profit (as
              determined in accordance with GAAP) before taxes and before the impact of any recognized loss arising from Caldera or Borrower's divestment of its interest in Caldera (in each case, as determined in accordance with GAAP) for the third fiscal quarter of its fiscal year 2002 (which fiscal quarter ends on or about January 5, 2002) and each fiscal quarter thereafter.

       4. MODIFICATION OF MAXIMUM NET LOSS COVENANT. Lenders, Servicing Agent, and Borrower hereby agree that Section 6.13 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     6.13 MAXIMUM NET LOSS. Borrower's maximum net loss (as
              determined in accordance with GAAP) shall not exceed: (a) for the first fiscal quarter of its fiscal year 2002 (which fiscal quarter ends on or about July 7, 2001), $4,500,000 before taxes and before the impact of any recognized loss arising from Caldera or Borrower's divestment of its interest in Caldera (in each case, as determined in accordance with GAAP); and (b) for the second fiscal quarter of its fiscal year 2002 (which fiscal quarter ends on or about October 6, 2001), $3,000,000 before taxes and before the impact of any recognized loss arising from Caldera or Borrower's divestment of its interest in Caldera (in each case, as determined in accordance with GAAP).

       5. FEE. In consideration for the Lenders and Servicing Agent entering into this Agreement, Borrower shall concurrently pay Servicing Agent, for the benefit of the Lenders, a fee in the amount of $24,000 (of which $8,000 shall be payable to SVB and $16,000 shall be payable to GE Capital), which shall be non-refundable and in addition to all interest and other fees payable to Servicing Agent and the Lenders under the Loan Agreement. Servicing Agent is authorized to charge said fee to Borrower's loan account.

       6. REPRESENTATIONS TRUE. Borrower represents and warrants to Servicing Agent and the Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

       7. GENERAL PROVISIONS. This Agreement, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Borrower, the applicable requisite Lenders, and Servicing Agent, and the other written documents and agreements between or among Borrower, the applicable requisite Lenders, and Servicing Agent set forth in full all of the representations and agreements of the Borrower, the Lenders, and Servicing Agent with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between or among Borrower, the Lenders, and Servicing Agent with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between or among Borrower, the Lenders, and Servicing Agent shall continue in full force and effect and the same are hereby ratified and confirmed.


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This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:                                    LENDER:

MTI TECHNOLOGY CORPORATION                   SILICON VALLEY BANK

BY  /s/ [SIGNATURE ILLEGIBLE]                BY  /s/ [SIGNATURE ILLEGIBLE]
  -------------------------------              ---------------------------------

TITLE  Chief Financial Officer               TITLE  Sr. Vice President
     ----------------------------                 ------------------------------

LENDER:                                      SERVICING AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION         SILICON VALLEY BANK

BY  /s/ [SIGNATURE ILLEGIBLE]                BY  /s/ [SIGNATURE ILLEGIBLE]
  -------------------------------              ---------------------------------

TITLE  Duly Authorized Signatory             TITLE  Sr. Vice President
     ----------------------------                 ------------------------------


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